UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2022

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JUSHI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

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British Columbia	000-56468	98-1547061
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Yamato Road, Suite 3250

Boca Raton, Florida 33431

(Address of Principal Executive Offices) (Zip Code)

(516) 617-9100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

As previously reported by Jushi Holdings Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2022, the Company reported errors in its previously issued unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2022 which resulted in the understatement of certain non-current assets and associated accruals in the Company’s previously issued unaudited condensed balance sheet as of March 31, 2022, and the understatement of net cash flows used in operating activities, the overstatement of net cash flows used in investing activities, and the understatement of net cash flows provided by financing activities in its unaudited condensed consolidated statement of cash flows for the three months ended March 31, 2022.

The Company filed restated condensed consolidated financial statements for the three months ended March 31, 2022 with the applicable Canadian securities regulatory authorities on September 9, 2022 in accordance with applicable Canadian securities laws, which may be accessed at www.sedar.com. These restated unaudited condensed consolidated financial statements are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

On September 9, 2022, the Company issued a press release announcing the filing of the restated first quarter 2022 unaudited condensed consolidated financial statements with the Canadian securities regulator, a copy which is furnished with this Form 8-K and attached hereto as Exhibit 99.2.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, is furnished only, is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

99.1	Restated condensed consolidated financial statements as of and for the three months ended March 31, 2022
99.2	Management’s Discussion and Analysis as of and for the three months ended March 31, 2022
99.3	Press Release of Jushi Holdings Inc. dated September 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.

Date: September 9, 2022	By:	/s/ Jon Barack
Jon Barack
President and Interim Chief Financial Officer